Summary Prospectus dated March 1, 2016

Eaton Vance Short Duration High Income Fund

Class /Ticker     A / ESHAX     I / ESHIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2016, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 39 of the Fund's Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class I
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses (estimated)	0.99%	0.99%
Total Annual Fund Operating Expenses	1.84%	1.59%
Expense Reimbursement(2)	(0.79)%	(0.79)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	0.80%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Short Duration High Income Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.05% for Class A shares and 0.80% for Class I shares.  This expense reimbursement will continue through February 28, 2017.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$330	$716	$1,126	$2,272
Class I shares	$82	$424	$791	$1,822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed-income securities rated below investment grade (commonly referred to as “junk”), including floating-rate loans and convertible securities.  The Fund invests in securities rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB and below by Standard & Poor’s Ratings Services (“S&P”) and comparable rated securities, including securities rated below Caa1 by Moody’s, CCC+ by S&P or CCC by Fitch Ratings at time of purchase.  The Fund intends to maintain a dollar-weighted average duration of three years or less. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.  The Fund may invest in securities in any ratings category, including securities rated investment grade.  The Fund may invest in fixed-income securities of any maturity.  The Fund may also purchase securities that make “in-kind” interest payments (“PIK”), bonds not paying current income and bonds that do not make regular interest payments.  The Fund may invest in foreign and emerging market securities, which are predominantly U.S. dollar denominated and in non-U.S. dollar denominated investments.  The Fund may invest in municipal obligations and senior and subordinated (“junior”) floating rate loans.  The Fund is “non-diversified”, which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.  Transactions in derivative instruments may include: the purchase or sale of futures contracts on securities, swaps, indices or other financial instruments or currencies; options on futures contracts; options on securities, indices, currencies and other instruments; interest rate, credit default and inflation swaps; and forward rate contracts as well as instruments that have a greater or lesser credit risk than the security underlying that instrument.  There is no stated limit on the Fund’s use of derivatives.

The Fund’s investments are actively managed and securities may be bought and sold on a daily basis.  Preservation of capital is considered when consistent with the Fund’s investment objective. The investment adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund.  Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services.  The portfolio manager attempts to provide income and preserve principal value through timely trading.  The portfolio manager also considers the relative value of securities in the marketplace in making investment decisions.

The Fund primarily invests its assets in the Portfolio, a separate registered investment company with the same investment objectives and policies as the Fund, but may also invest directly in securities and other instruments.

Principal Risks

Fixed-Income and Convertible Security Risk. The Fund’s shares may be sensitive to increases in prevailing and expected interest rates and the creditworthiness of issuers. An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.  Securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities and bank loans may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of income securities and bank loans, the Fund could

Eaton Vance Short Duration High Income Fund

Summary Prospectus dated March 1, 2016

experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Funds with shorter average durations (including the Fund) may own individual investments that have longer durations than the average duration of the Fund.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions and may have extended settlement periods.  Fixed-income markets have recently experienced a period of relatively high volatility. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program as well as the possibility that it may unwind the program and its recent decision to raise the target fed funds rate, fixed-income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Risks of Zero-Coupon and Deep Discount Bonds and PIK Securities.  Zero-coupon and deep discount bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments.  PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect the increased risks associated with the deferral of interest payments.  PIK securities may involve additional risk because the Fund receives no cash payments until the maturity date or a specified cash payment date.  If the issuer of a PIK security defaults the Fund may lose its entire investment.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve higher risk than developed market securities.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

Risk of Senior and Junior Loans.  Risks of investments in Senior Loans are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates.

Eaton Vance Short Duration High Income Fund

Summary Prospectus dated March 1, 2016

Junior Loans are subject to the same general risks.  Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.  Contractual restrictions may impede the Fund’s ability to buy or sell loans.  It may take longer than seven days for transactions in loans to settle.  In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.

Municipal Obligation Risk.  The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.

The performance of each Class for the period prior to November 1, 2013 is that of Short Duration High Income Portfolio, the separate registered investment company in which the Fund invests.  The performance of the Portfolio is not adjusted for Fund expenses.  If such an adjustment was made, the performance would have been different.  The Fund’s performance after November 1, 2013 reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2012 through December 31, 2015, the highest quarterly total return for Class A was 2.45% for the quarter ended September 30, 2013, and the lowest quarterly return was –1.91% for the quarter ended September 30, 2015.  For the 30 days ended October 31, 2015, the SEC yield for Class A shares was 3.62% and for Class I shares was 3.84%.  For current yield information call 1-800-1122.

Eaton Vance Short Duration High Income Fund

Summary Prospectus dated March 1, 2016

Average Annual Total Return as of December 31, 2015	One Year	Life of Fund
Class A Return Before Taxes	–2.17%	2.74%
Class A Return After Taxes on Distributions	–3.82%	1.74%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–1.21%	1.65%
Class I Return Before Taxes	0.20%	3.51%
BofA Merrill Lynch High Yield Cash Pay BB-B Rated 1-3 Year Index (reflects on deduction for fees, expenses or taxes)	0.30%	4.13%

These returns reflect the maximum sales charge for Class A (2.25%).  Class A and Class I commenced operations on November 1, 2013.  The Class A and Class I performance shown above for the period prior to November 1, 2013 (commencement of operations) is the performance of the Portfolio, adjusted for the sales charge that applies to Class A shares, but not  adjusted for Fund expenses.  If adjusted for such differences, returns would be different.  The Portfolio commenced operations on February 21, 2012.  BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is,” without warranties, and with no liability.  Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund.  Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio.

Portfolio Manager.  Michael W. Weilheimer, Vice President of Eaton Vance and BMR, has managed the Portfolio since its inception in February 2012 and the Fund since its inception in November 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13856-3.1.16	© 2016 Eaton Vance Management

Eaton Vance Short Duration High Income Fund

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Summary Prospectus dated March 1, 2016